                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
                  --------------------------------------------

Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Date: July 8, 2002

                      THE TRAVELERS INSURANCE COMPANY



                      By: /s/ Joseph B. Wollard
                         --------------------------------------------
                         Name:  Joseph B. Wollard
                         Title:  Assistant Secretary



                      THE TRAVELERS INDEMNITY COMPANY



                      By: /s/ Paul H. Eddy
                         --------------------------------------------
                         Name:  Paul H. Eddy
                         Title:  Assistant Secretary



                      THE TRAVELERS INSURANCE GROUP HOLDINGS INC.



                      By: /s/ Paul H. Eddy
                         --------------------------------------------
                         Name:  Paul H. Eddy
                         Title:  Assistant Secretary



                      TRAVELERS PROPERTY CASUALTY CORP.



                      By: /s/ Paul H. Eddy
                         --------------------------------------------
                         Name:  Paul H. Eddy
                         Title:  Assistant Secretary



                      CITIGROUP INSURANCE HOLDING CORPORATION



                      By: /s/ Joseph B. Wollard
                         --------------------------------------------
                         Name:  Joseph B. Wollard
                         Title:  Assistant Secretary



















                      ASSOCIATED MADISON COMPANIES, INC.



                      By: /s/ Joseph B. Wollard
                         --------------------------------------------
                         Name:  Joseph B. Wollard
                         Title:  Assistant Secretary


                      CITIGROUP INC.



                      By: /s/ Joseph B. Wollard
                         --------------------------------------------
                         Name:  Joseph B. Wollard
                         Title:  Assistant Secretary